Exhibit 10.2

SUPPLEMENT

to the

Loan and Security Agreement

dated as of May 21, 2021

among

CLENE INC.,

CLENE NANOMEDICINE, INC.

(individually and collectively, jointly and severally, “Borrower”)

and

Avenue Venture Opportunities Fund, L.P. (“Lender”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of May 21, 2021 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and between Borrower and Lender. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Additional Equity” means Borrower’s receipt of net proceeds of at least Thirty Million Dollars ($30,000,000) from the sale and issuance of Borrower’s equity securities (including any PIPE or follow-on offering) between May 1, 2021 and June 30, 2022.

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender’s commitment to make Growth Capital Loans to Borrower up to the aggregate original principal amount of Twenty Million Dollars ($20,000,000), increasing to Thirty Million Dollars ($30,000,000), subject to the Tranche 2 Milestones, with (i) Fifteen Million Dollars ($15,000,000) funded on the Closing Date and (y) an additional Five Million Dollars ($5,000,000) funded, upon both Borrower’s written request therefor no later than ten (10) Business Days prior to the proposed Borrowing Date thereof, no later than December 31, 2021, and evidence reasonably satisfactory to Lender of receipt of Five Million Dollars ($5,000,000) in aggregate of financing through the Maryland’s State Incentive Programs (SIPs) and/or other Maryland State programs); and up to Ten Million Dollars ($10,000,000) to be funded between the Tranche 2 Start Date and the Termination Date, subject to the conditions in Section 1(a) of Part 2 (“Tranche 2”), evidence reasonably satisfactory to Lender of receipt of an additional Five Million Dollars ($5,000,000) of financing through the Maryland’s SIPs and/or other Maryland State programs in connection with Tranche 2) and mutual agreement of Borrower and Lender.

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) six and sixty-hundredths percent (6.60%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to four and one-quarter percent (4.25%) of the Growth Capital Loans funded.

“Growth Capital Loan” means any Loan requested by Borrower and funded by Lender under its Commitment for general corporate purposes of Borrower.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the twelfth (12th) month anniversary of the Closing Date; provided, however, that such period shall be extended for twelve (12) months (the “First Interest-only Period Extension”) if as of the last day of the Interest-only Period then in effect Borrower has achieved Performance Milestone 1; provided, further, however that such period shall be extended for an additional twelve (12) months if, as of the last day of the Interest-only Period then in effect, Borrower has (a) achieved the First Interest-only Period Extension and (b) drawn Tranche 2; provided, further, however, that the Interest-only Period shall not exceed thirty-six (36) months.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Maturity Date” means December 1, 2024.

“Performance Milestone 1” means Borrower has achieved a statistically significant result on the primary endpoint as defined within the statistical analysis plan for each respective study, or the totality of the results for any study warrant advancement into a subsequent clinical efficacy study as reasonably determined by Borrower and Lender with respect to at least two (2) of the following studies: (i) RESCUE-ALS or HEALEY-ALS; (ii) REPAIR-PD; or (iii) REPAIR- MS.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i) if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by two percent (2.00%); and

(ii) if the prepayment occurs during the period commencing on the day immediately following the two-year anniversary of the Closing Date and ending on (but excluding) the Maturity Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%).

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Lender, the “Prime Rate” shall mean the rate of interest per annum announced by Silicon Valley Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors).

“Termination Date” means the earlier of: (i) the date Lender may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; and (ii) June 30, 2022.

“Threshold Amount” means Two Hundred Fifty Thousand Dollars ($250,000).

“Tranche 2 Start Date” means the date Borrower has satisfied the conditions in Part 2, Section 1(a), but no earlier than January 1, 2022.

“Warrant” is defined in Part 2, Section 3(a) hereof.

Part 2 - Additional Covenants and Conditions:

1. Growth Capital Loan Facility.

(a) Additional Condition(s) Precedent Regarding Growth Capital Loan Commitments. In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, Lender’s obligation to fund Tranche 2 of its Commitment of Growth Capital Loans is subject to (I) Borrower’s written request for Tranche 2, (II) approval by Lender’s Investment Committee, and (III) receipt by Lender of evidence, as determined by Lender in its reasonable discretion, that Borrower has received (x) positive phase 3 HEALEY data, and (y) the Additional Equity.

Subject to satisfaction of the conditions precedent specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement and this Supplement, Lender agrees to make Growth Capital Loans to Borrower under Lender’s Commitment from time to time from and after the Closing Date up to and including the Termination Date in an aggregate, original principal amount up to, but not exceeding, then then-unfunded portion of Lender’s Commitment.

(b) Minimum Funding Amount; Maximum Number of Borrowing Requests. Growth Capital Loans requested by Borrower to be made on a single Business Day shall be for a minimum aggregate, original principal amount of Five Million Dollars ($5,000,000); provided, however, that the initial Growth Capital Loan shall be funded on the Closing Date in the original principal amount of Fifteen Million Dollars ($15,000,000). Borrower shall not submit a Borrowing Request more frequently than once per calendar month.

(c) Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Lender (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Lender interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Lender equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable

2. Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to the Lender, by tendering to Lender a cash payment in respect of such Loans in an amount determined by Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if Lender has not yet exercised its rights under Section 3(c) hereof, Borrower shall provide written notice of prepayment at least ten (10) days in advance of the proposed prepayment date and Lender shall have the option, with respect to the Conversion Option Principal, to exercise its rights pursuant to Section 3(c) hereof by delivering written notice to Borrower at least two (2) Business Days in advance of the proposed prepayment date.

3. Issuance of Warrant; Conversion Right.

(a) Warrant. As additional consideration for the making of its Commitment, Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Borrower (the “Warrant”).

(b) Warrant General. The Warrant shall be in form and substance reasonably satisfactory to Lender.

(c) Conversion Right. Lender shall have the right, in its discretion, but not the obligation, at any time and from time to time from the first (1st) through the third (3rd) anniversary of the Closing Date, while the Loan is outstanding, to convert (the “Conversion Option”) an amount of up to Five Million Dollars ($5,000,000) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option Principal”) into Borrower’s unrestricted, freely tradeable common stock (the “Common Stock”) at a price per share equal to one hundred twenty percent (120.00%) of the Stock Purchase Price set forth (and defined) in the Warrant (the “Conversion Price;” the exercise of such Conversion Option, a “Conversion”); provided that the Conversion Option is subject to (i) the closing price of the shares of Common Stock as reported by Bloomberg, L.P. on the NASDAQ stock market for each of the seven (7) consecutive trading days immediately preceding the Conversion being greater than or equal to the Conversion Price; and (ii) the Common Stock issued in connection with any such Conversion not exceeding twenty percent (20%) of the total trading volume of the Common Stock for the twenty-two (22) consecutive trading days immediately prior to and including the effective date of such Conversion. The Conversion Option will be exercised by Lender delivering a written, signed conversion notice to the Borrower in accordance with this Section 3(c) which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that the Lender is exercising the Conversion Option, (iii) the amount in respect of which the Conversion Option is being exercised and the number of shares issued and (iv) a date on which the allotment and issuance of the shares is to take place.

4. Commitment Fee; Utilization Fee.

(a) Commitment Fee. Borrower shall pay to Lender a commitment fee in the amount of one percent (1.00%) of the Twenty Million Dollars ($20,000,000) Commitment due and payable on the Closing Date, of which One Hundred Thousand Dollars ($100,000) has been paid by Borrower to Lender as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s Commitment shall have been approved. If this condition is not satisfied, the One Hundred Thousand Dollars ($100,000) advance deposit previously paid by Borrower shall be refunded. In the event Lender advances the Tranche 2 Loan, Lender shall “net fund” an additional commitment fee equal to one percent (1.00%) of the Tranche 2 Loan amount on the funding date of such Tranche 2. Except as set forth in this Section 4, the commitment fee is not refundable.

(b) Utilization Fee. Borrower shall pay to Lender a utilization fee in the amount of one and one-half percent (1.50%) of the funded amount of each Loan made by Lender to Borrower, which amount Lender shall “net fund” and is fully earned and not refundable as of the date of each Loan.

5. Documentation Fee Payment. On the Closing Date, Borrower shall reimburse Lender pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

6. Financial Covenants. Borrower shall at all times during the term hereof maintain minimum unrestricted cash and cash equivalents, in accounts subject to control agreements in favor of, and in form and content reasonably acceptable to, Lender, of at least Five Million Dollars ($5,000,000); provided that, upon Borrower (1) achieving Performance Milestone 1 and (2) receiving the Additional Equity, Borrower shall no longer be required to comply with this Part 2, Section 6.

7. Borrower’s Primary Operating Account and Wire Transfer Instructions: [Redacted]

8. Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees will be automatically debited from the same account.

Part 3 - Additional Representations:1

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to Lender, each Borrowing Date:

a)	Its chief executive office is located at: 6550 South Millrock Drive, Suite G50, Salt Lake City, Utah 84121.

b)	Its Equipment is located at: (i) 500 Principio Parkway, Cecil Technology Campus, Suite 300, Perryville, Maryland, (ii) 500 Principio Parkway, Cecil Technology Campus, Suite 400, Perryville, Maryland; and (iii) VOX Fulfillment, 2222 S 950 E, Provo, Utah 84606.

c)	Its Inventory is located at: (i) 500 Principio Parkway, Cecil Technology Campus, Suite 300, Perryville, Maryland, (ii) 500 Principio Parkway, Cecil Technology Campus, Suite 400, Perryville, Maryland; and (iii) VOX Fulfillment, 2222 S 950 E, Provo, Utah 84606.

d)	Its Records are located at: 6550 South Millrock Drive, Suite G50, Salt Lake City, Utah 84121.

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: (i) 500 Principio Parkway, Cecil Technology Campus, Suite 300, Perryville, Maryland, (ii) 500 Principio Parkway, Cecil Technology Campus, Suite 400, Perryville, Maryland.

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: None.

g)	Its state corporation identification number is: 3431683.

h)	Its U.S. federal tax identification number is: 85-2828339.

1 Company: Please complete.

i)	Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Deposit Accounts and investment accounts: [Redacted]

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

CLENE INC.

	By:	/s/ Rob Etherington
	Name:	Rob Etherington
	Title:	President

CLENE NANOMEDICINE, INC.

	By:	/s/ Rob Etherington
	Name:	Rob Etherington
	Title:	President

Address for Notices:	6550 South Millrock Drive, Suite G50
Salt Lake City, Utah 84121
Attn: Rob Etherington
Fax # ___-___-____
Phone # 801-676-9695

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

	By:	Avenue Venture Opportunities Partners, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director Email: tgreenbarg@avenuecapital.com
Phone # 212-878-3523

EXHIBIT “A”

FORM OF PROMISSORY NOTE

[Note No. X-XXX]

$__________________	May 21, 2021

The undersigned (“Borrower”) promises to pay to the order of AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of                                                 Dollars ($                   ), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) six and sixty-hundredths percent (6.60%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of May 21, 2021, between Borrower and Lender (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

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[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

CLENE INC.

By:
Name:
Its:

CLENE NANOMEDICINE, INC.

By:
Name:
Its:

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EXHIBIT “B”

FORM OF BORROWING REQUEST

May 21, 2021

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	CLENE INC. AND CLENE NANOMEDICINE, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of May 21, 2021 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Venture Opportunities Fund, L.P. (“Lender”), CLENE INC. and CLENE NANOMEDICINE, INC. (individually and collectively, jointly and severally, “Borrower”).

The undersigned is the                              of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Loan is                                   Dollars ($                             ). The Borrowing Date of the proposed Loan is                              (the “Borrowing Date”).

(a) On the Borrowing Date, the Lender will wire $[                        ] less fees and expenses to be deducted on the Borrowing Date of $[                           ] for net proceeds of $[                        ] to Borrower pursuant to the following wire instructions.

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

(b) On the Borrowing Date, the Lender will wire $[                         ] to Barnes & Thornburg LLP for fees and expenses pursuant to wire instructions previously provided to the Lender.]2

2 To be included in the Borrowing Request on the Closing Date. The executed Borrowing Request must be delivered 2 Business Days prior to the Closing Date.

1

2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3. No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.

4. Borrower’s most recent financial statements, financial projections or business plan dated                         , as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Lender.

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2

[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

CLENE INC., for itself and on behalf of all Borrowers

By:
Name:
Title:*

* Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “C”

FORM OF
COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	CLENE INC. AND CLENE NANOMEDICINE, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of May        , 2021 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), among Avenue Venture Opportunities Fund, L.P. (“Lender”), CLENE INC. and CLENE NANOMEDICINE, INC. (individually and collectively, jointly and severally, “Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending                                            with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Lender, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO / N/A

Operating Budgets, 409(A) Valuations & Updated Capitalization Tables	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 90 day of fiscal year-end	YES / NO / N/A

Board Packages	As modified	YES / NO / N/A

Date of most recent Board-approved budget/plan

Any change in budget/plan since version most recently delivered to Lender		YES / NO / N/A
If Yes, please attach

Date of most recent capitalization table:

Any changes in capitalization table since version most recently delivered to Lender?:		YES / NO / N/A
If Yes, please attach a copy of latest capitalization table

1

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Lender

Date of Last Round Raised:
Has there been any new financing since the last Compliance Certificate submitted?	YES / NO
If “YES” please attach a copy of the Capitalization Table

Date Closed:____________Series:__________Per Share Price: _________

Amount Raised:________________Post Money Valuation: _________________

Any stock splits since date of last report?	YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report? If yes, please provide any information on dividends which would affect valuation:	YES / NO

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.) If yes, please explain:	YES / NO

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, the undersigned, on behalf of each Borrower and Guarantor, represents and warrants that: (i) as of the date hereof, each Borrower and Guarantor maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Lender with respect to each such account [Note: If any Borrower or Guarantor has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	[Redacted]	[Redacted]	YES / NO	YES / NO	YES / NO

2.)	[Redacted]	[Redacted]	YES / NO	YES / NO	YES / NO

3.)	[Redacted]	[Redacted]	YES / NO	YES / NO	YES / NO

4)	[Redacted]	[Redacted]	YES / NO	YES / NO	YES / NO

2

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	None		YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, the undersigned, on behalf of each Borrower and Guarantor, represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Lender, or such Waiver has been waived by Lender, [Note: If any Borrower or Guarantor has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?

1.)	Vox Fulfillment 2222 S 950 East Provo, UT 84606	$ ______________ (d’Orbital Inventory)	YES / NO	YES / NO	YES / NO

2.)	EOS Investment 6550 S Millrock Drive Suite G50 Holladay, Utah 84121	$ ______________	YES / NO	YES / NO	YES / NO

3.)	Upper Chesapeake Flex One 500 Principio Parkway W Suite 400 North East, MD 21901	$ ______________	YES / NO	YES / NO	YES / NO

4.)	__________________________	$_________________	YES / NO	YES / NO	YES / NO

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SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[3]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?

1.)	Clene Nanomedicine, Inc.	Delaware	YES / NO	YES / NO	YES / NO

2.)	dOrbital, Inc.	Delaware	YES / NO	YES / NO	YES / NO

3.)	Clene Australia Pty Ltd	Australia	YES / NO	YES / NO	YES / NO

4.)	Clene Netherlands B.V.	Netherlands	YES / NO	YES / NO	YES / NO

	Name:	Jurisdiction of formation or organization:[4]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?

1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

FINANCIAL COVENANTS

Minimum Cash5

Required:	Actual:	Complies?
$5,000,000		YES / NO

EXPLANATIONS

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3 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Lender.

4 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Lender.

5 Upon Borrower (1) achieving Performance Milestone 1 and (2) receiving the Additional Equity, Borrower shall no longer be required to comply with this Financial Covenant.

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[Signature page to Compliance Certificate]

Very truly yours,

CLENE INC., for itself on behalf of all Borrowers and Guarantors

By:
Name:
Title:*

* Must be executed by Borrower’s Chief Financial Officer or other executive officer.